UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): October 18, 2006

AVENUE GROUP, INC.

(Exact Name of Registrant as Specified in Its Charter)

DELAWARE

(State or Other Jurisdiction of Incorporation)

000-30-543 (Commission File Number)	90-0200077 (IRS Employer Identification No.)

405 Lexington Avenue, 26th Floor

New York, New York 10174

(Address of Principal Executive Offices, Zip Code)

(888) 612-4188

(Registrant's Telephone Number, Including Area Code)

_______________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 18, 2006, the Board accepted the resignation of Jeshayahu Boymelgreen from his positions as a director of the Registrant. Mr. Boymelgreen has not expressed any disagreement with Registrant's operations policies or practices.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(a)

Financial Statements of business acquired.

Not applicable

(b)

Pro forma financial information.

Not applicable

(c)

Shell company transactions.

Not applicable

(d)

Exhibits:

Exhibit 99.3	Letter of Resignation of Jeshayahu Boymelgreen dated October 18, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AVENUE GROUP, INC.
(Registrant)

By:	/s/ LEVI MOCHKIN
Name:	Levi Mochkin
Title:	President Chief Executive Officer

Date:  October 31, 2006